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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 27, 2005

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

             FLORIDA                      1-13165                59-2417093
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 27, 2005, the Board of Directors of the Company approved an increase in the size of the board to nine directors and filled the vacant director position by appointing James S. Benson. Mr. Benson was also appointed to the Company's Regulatory Affairs and Quality Assurance Committee.

     Mr. Benson retired from the Advanced Medical Device Association (AdvaMed, formally known as The Health Industry Manufacturers Association, HIMA) in July 2002 as Executive Vice President for Technical and Regulatory Affairs. He was employed by the association from January 1993 through June 2002. Prior to that, he was employed by the Food and Drug Administration (FDA) for 20 years where he held a number of senior positions. He retired from the FDA as Director of the Center for Devices and Radiological Health (CDRH) in December of 1992. Prior to his position as Center Director, he served as Deputy Commissioner from July 1988 through July 1991. During that period, he served as Acting Commissioner for one year, from December 1989 through November 1990. Prior to his position as Deputy Commissioner, he served as Deputy Director of CDRH from 1982 to 1988. Prior to that, he served as Deputy Director of the Bureau of Radiological Health from 1978 to 1982. Mr. Benson serves on the Board of Directors for two companies:
CytoMedix, Inc., a publicly traded company (OTCBB:CYME), and Medical Device Consultants, Inc., a private company.

     In 2003, Mr. Benson was engaged by the law firm representing the Special Litigation Committee of the Board of Directors of the Company to serve as an expert witness in the shareholder derivative lawsuit filed against the Company's Directors, which was settled in August 2005. Mr. Benson invoiced that law firm a total of approximately $52,500 for services provided in 2003. Mr. Benson was engaged to serve as an expert witness by a different law firm representing the Company in the securities class action shareholder lawsuit filed against the Company. Mr. Benson invoiced a total of approximately $38,000 in expert witness fees for services provided in 2004 (approximately $28,500) and 2005 (approximately $9,500). As disclosed in the Company's Current Report on Form 8-K filed on December 12, 2005, that lawsuit was settled in December 2005.

     Under the terms of the Company's 2004 Non-Employee Directors Stock Option Plan, as a result of his appointment, Mr. Benson received an option to purchase 10,000 shares of Company Common Stock at an exercise price of $3.22 per share, the closing price for the Common Stock on the NYSE on December 28, 2005. The option vests immediately and expires at the end of five years.

     Mr. Benson was identified by the Company's Nominating and Corporate Governance Committee during a candidate search initiated to fill the position, which was agreed to as part of the settlement of the shareholder derivative lawsuit. His selection was approved in accordance with the Stipulation of Settlement. That Stipulation was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on August 5, 2005, and is incorporated herein by reference.


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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

Amendment to Bylaws

     On December 27, 2005, the Company's Board of Director's approved amendments to its Bylaws to amend the special meeting provisions and to affirmatively opt out of the Control Share Acquisition Statute contained in the Florida Business Corporation Act (Section 607.0902). The amendment also removed a provision of the Bylaws relating to special meetings which was inconsistent with the Company's articles of incorporation, which provide that shareholders owning not less than 50% of the Company's voting shares may call a special meeting of the shareholders. The Board then made several non-substantive amendment changes, including the word "By-Laws" to "Bylaws" and "stockholders" to "shareholders" to conform to the phraseology used in the Florida Business Corporation Act. A copy of the amended Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.


SECTION 8 OTHER EVENTS.
ITEM 8.01 OTHER EVENTS.

     On December 28, 2005, the Company issued press releases announcing amendments to its Bylaws, and the appointment of the new director. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2.

     Please see the disclosure set forth under Items 5.02 and 5.03, which is incorporated by reference into this Item 8.01. On December 27, 2005, in connection with the amendment of the Bylaws and the appointment of the new director, the Board of Directors also approved an amendment to the Company's Corporate Governance Guidelines to provide that the Board of Directors believes that from six to nine directors is appropriate for the Company's present needs. The revised guidelines may be accessed at www.cryolife.com/investornew.html.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C)  EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Shell Company Transactions.

          Not applicable.

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(d) Exhibits.

         Exhibit
         Number     Description
         -------    -----------

          3.2       Amended and Restated Bylaws.

          99.1 Press Release dated December 28, 2005, announcing amendments to the Bylaws.

          99.2 Press Released dated December 28, 2005, announcing the appointment of Mr. James S. Benson as a director.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CRYOLIFE, INC.



Date:  December 28, 2005                 By:  /s/ D. Ashley Lee
                                              -------------------------------
                                              Name:  D. Ashley Lee
                                              Title: Executive Vice  President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer




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